                                                                    EXHIBIT 99.5


                                RULE 438 CONSENT


        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of United Security Bancorporation ("USBN") in the Registration Statement on Form S-4 that has been prepared by counsel and will be filed by USBN with the Securities and Exchange Commission.


                                       /s/ Wes Colley
                                       -----------------------------------------
                                       Wes Colley

                                       Dated Signed:  12/11/98
                                                    ----------------------------